INTEREST EXPENSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
INTEREST EXPENSES [Abstract]
Interest Expenses, net of capitalized interest	$ 27,127	$ 34,018	$ 29,753
Commitment Fee	0	0	3,325
Amortization of Deferred Financing Costs	4,354	4,372	1,470
Other financial costs	0	0	1
Total Interest Expenses	31,481	38,390	34,549
Interest expenses, capitalized interest	$ 100	$ 0	$ 2,600